UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 1, 2017

Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2017, Piper Jaffray Companies (the “Company”) appointed Chad R. Abraham, Global Co-Head of Investment Banking and Capital Markets, as its Chief Executive Officer, effective as of January 1, 2018 (the “Effective Date”).  In addition, the Company also appointed Debbra L. Schoneman, Chief Financial Officer and Global Head of Equities, as its President, effective as of the Effective Date. As previously announced, Timothy L. Carter, Treasurer of the Company, will assume the role of Chief Financial Officer as of the Effective Date. Stuart C. Harvey, the Company’s current President and Chief Operating Officer, has voluntarily decided to resign from his employment at the Company effective December 31, 2017.

Andrew S. Duff, current Chairman and Chief Executive Officer of the Company, will remain Chief Executive Officer until December 31, 2017, and then continue as Chairman of the Company’s board of directors as of the Effective Date.

Mr. Abraham, 49, joined the Company in 1991 as an investment banking analyst. He spent 13 years on the West Coast as a banker in the Company’s technology investment banking group. He was promoted to managing director and head of the technology group in 1999. He was then promoted to head of capital markets in 2005, and became the global co-head of investment banking and capital markets in 2010.

Ms. Schoneman, 49, joined the Company in 1990 in the accounting department and has held several senior management positions, including finance director of both equity and fixed income capital markets, as well as treasurer. She was appointed as the Company’s Chief Financial Officer in 2008, and in June 2017 was given added responsibility for the Company’s global equities business.

Both Mr. Abraham and Ms. Schoneman will be eligible to participate in the Company’s standard annual and long-term executive compensation programs.  There are no family relationships between either Mr. Abraham or Ms. Schoneman and any other executive officer or director of the Company that require disclosure under Item 401(d) of Regulation S-K.  Neither Mr. Abraham nor Ms. Schoneman is a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.                                        Regulation FD Disclosure.

On December 5, 2017, the Company issued a press release announcing the events discussed in Item 5.02 above, the text of which is furnished as Exhibit 99 hereto.  The information contained in this Item 7.01 and Exhibit 99 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 of the Exchange Act. Furthermore, the information contained in this Item 7.01 and Exhibit 99 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

99                                  Press Release dated December 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: December 5, 2017	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary